Exhibit 99.1
eBay Inc. Unaudited Consolidated Financial Information
San Jose, California, October 1, 2020 - As previously announced on July 20, 2020, eBay Inc., a Delaware corporation (“eBay”), entered into a Transaction Agreement (the “Transaction Agreement”) with Adevinta ASA, a public company with limited liability organized under the laws of Norway (“Adevinta”), pursuant to which eBay will transfer certain subsidiaries which operate its Classifieds business (“Classifieds”) and certain related intellectual property rights to Adevinta (the "Transaction"). As a result, Classifieds' has been classified as held for sale and historical financial results for prior periods has been reflected as discontinued operations.
As previously announced on February 13, 2020, eBay Inc., a Delaware corporation (“eBay”), completed the divestiture of its StubHub business (“StubHub”) to PUG LLC, a Delaware limited liability company (the “Buyer”), pursuant to a Stock Purchase Agreement (the “SPA”), dated November 24, 2019, by and among eBay, eBay International AG, Buyer and, solely for the purposes set forth therein, Pugnacious Endeavors, Inc., a Delaware corporation (the “Divestiture”). Beginning in the first quarter of 2020, StubHub’s historical financial results for periods prior to the Divestiture have been reflected in eBay’s consolidated financial statements as discontinued operations.
The unaudited consolidated financial statements included in this Exhibit 99.1 are derived from eBay’s consolidated financial statements for the six consecutive fiscal quarters ended June 30, 2020, and are adjusted to reflect the Transaction and the Divestiture, which we believe will assist investors in evaluating eBay’s financial performance. These unaudited consolidated financial statements have been further adjusted to reflect certain financial measures that have not been prepared in accordance with generally accepted accounting principles (“GAAP”), which we also believe will assist investors in evaluating eBay’s financial performance.

The following unaudited consolidated financial statements should be read in conjunction with (i) the audited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Annual Reports on Form 10-K for the years ended December 31, 2019 and (ii) the unaudited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2020, March 31, 2020, September 30, 2019, June 30, 2019, and March 31, 2019.

Three month periods ending June 30, 2020, March 31, 2020, December 31, 2019, September 31, 2019, June 30, 2019 and March 31, 2019

Previously Reported column. The information in the "Previously Reported" column in the following unaudited consolidated balance sheets (or, in the case of information as of December 31, 2019, audited), unaudited consolidated statements of income and unaudited condensed consolidated statements of cash flows is derived from eBay’s historical consolidated financial statements for the periods presented. The three month periods ending June 30, 2020 and March 31, 2020 reflects StubHub (but not Classifieds) as discontinued operations, and does not reflect any adjustments related to the Transaction and related events. The three month periods ending December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 does not reflect either StubHub or Classifieds as discontinued operations and does not reflect any adjustments related to the Transaction, the Divestiture and related events.

Discontinued Operations column. The information in the "Discontinued Operations" column in the following unaudited consolidated statements of income and unaudited condensed consolidated statements of cash flows is derived from eBay's unaudited consolidated financial statements and the related accounting records for the interim periods ending June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019.

The interim periods ending June 30, 2020 and March 31, 2020 reflect the results of the Classifieds business, inclusive of certain costs directly attributable to the Transaction and excluding corporate overhead costs that were previously allocated to Classifieds for each period. The information in the "Discontinued Operations" column in the following unaudited consolidated balance sheets is derived from eBay's unaudited consolidated financial statements and the related accounting records as of June 30, 2020 and March 31, 2020, adjusted for certain assets and liabilities that directly related to Classifieds for the respective periods.

The interim periods ending December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 reflect the results of the StubHub and Classifieds businesses, inclusive of certain costs directly attributable to the Divestiture and Transaction and excludes corporate overhead costs that were previously allocated to StubHub and Classifieds for each period. The information in the "Discontinued Operations" column in the following unaudited consolidated balance sheets (or, in the case of information as of December 31, 2019, audited) is derived from eBay's unaudited consolidated financial statements and the related accounting records as of December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, adjusted for certain assets and liabilities that directly related to StubHub and assets and liabilities that are expected to be transferred pursuant to the Transaction for the respective periods.

Non-GAAP Adjustments column. To supplement the following unaudited consolidated financial statements, the information in the following unaudited consolidated statements of income has been further adjusted to reflect certain non-GAAP measures that should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures.

These non-GAAP measures are not prepared in accordance with GAAP and are not an alternative to measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the company's results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the company's results of operations in conjunction with the corresponding GAAP measures.

These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance and its prospects for the future. Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses or gains and losses, that may not be indicative of its core operating results and business outlook. In addition, because the company has historically reported certain non-GAAP results to investors, the company believes that the inclusion of non-GAAP measures provides consistency in the company's financial reporting.

For its internal budgeting process, and as discussed further below, the company's management uses financial measures that do not include stock-based compensation expense, employer payroll taxes on stock-based compensation, amortization or impairment of acquired intangible assets, impairment of goodwill, amortization of deferred tax assets associated with the realignment of its legal structure and related foreign exchange effects, significant gains or losses from the disposal/acquisition of a business, certain gains and losses on investments, gains or losses associated with a warrant agreement that the company entered into with Adyen, restructuring-related charges and the income taxes associated with the foregoing. In addition to the corresponding GAAP measures, the company's management also uses the foregoing non-GAAP measures in reviewing the financial results of the company.

The information in the "Non-GAAP Adjustments" column in the following unaudited consolidated statements of income was derived from eBay's unaudited consolidated financial statements and the related accounting records for the interim periods included and reflects the non-GAAP adjustments. Those non-GAAP adjustments reflect the following items:
Stock-based compensation expense and related employer payroll taxes. This expense consists of expenses for stock options, restricted stock and employee stock purchases. The company excludes stock-based compensation expense from its non-GAAP measures primarily because they are non-cash expenses that management does not believe are reflective of ongoing operating results. The related employer payroll taxes are dependent on the company's stock price and the timing and size of exercises by employees of their stock options and the vesting of their restricted stock, over which management has limited to no control, and as such management does not believe it correlates to the company's operation of the business.
Amortization or impairment of acquired intangible assets, impairment of goodwill, certain amortization of deferred tax assets and related foreign exchange effects, significant gains or losses and transaction expenses from the acquisition or disposal of a business and certain gains or losses on investments. The company incurs amortization or impairment of acquired intangible assets and goodwill in connection with acquisitions and may incur significant gains or losses from the acquisition or disposal of a business and therefore excludes these amounts from its non-GAAP measures. The company also excludes certain gains and losses on investments. The company excludes the non-cash amortization of deferred tax assets associated with the realignment of its legal structure, which is not reduced by the effects of the Tax Cuts and Jobs Act, and related foreign exchange effects. The company excludes these items because management does not believe they correlate to the ongoing operating results of the company's business.
Restructuring. These charges consist of expenses for employee severance and other exit and disposal costs. The company excludes significant restructuring charges primarily because management does not believe they are reflective of ongoing operating results.
Other certain significant gains, losses, or charges that are not indicative of the company’s core operating results. These are significant gains, losses, or charges during a period that are the result of isolated events or transactions which have not occurred frequently in the past and are not expected to occur regularly or be repeated in the future. The company excludes these amounts from its results primarily because management does not believe they are indicative of its current or ongoing operating results.
Change in fair market value of warrant. These are gains or losses associated with a warrant agreement that the company entered into with Adyen, which are attributable to changes in fair value during the period.
Tax effect of non-GAAP adjustments. This amount is used to present stock-based compensation and the other amounts described above on an after-tax basis consistent with the presentation of non-GAAP net income.
Discontinued Operations. These are results from previously divested businesses and businesses that are held for sale, including certain costs related to the transaction, net of tax.

eBay Inc.
Unaudited Consolidated Balance Sheet
As of June 30, 2020
(in millions, except par value)

	Previously Reported	Discontinued Operations (Classifieds)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$1,006	$(18)	$988
Short-term investments	4,297	—	4,297
Accounts receivable, net	845	(145)	700
Other current assets	1,246	(37)	1,209
Total current assets	7,394	(200)	7,194
Long-term investments	832	(30)	802
Property and equipment, net	1,364	(22)	1,342
Goodwill	4,910	(426)	4,484
Intangible assets, net	56	(33)	23
Operating lease right-of-use assets	536	(19)	517
Deferred tax assets	4,203	(381)	3,822
Other assets	719	—	719
Total assets	$20,014	$(1,111)	$18,903
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$516	$—	$516
Accounts payable	305	(21)	284
Accrued expenses and other current liabilities	2,440	(87)	2,353
Deferred revenue	103	(4)	99
Income taxes payable	1,328	(36)	1,292
Total current liabilities	4,692	(148)	4,544
Operating lease liabilities	411	(12)	399
Deferred tax liabilities	2,584	(290)	2,294
Long-term debt	8,161	—	8,161
Other liabilities	1,264	(4)	1,260
Total liabilities	17,112	(454)	16,658

Total stockholders' equity	2,902	(657)	2,245
Total liabilities and stockholders' equity	$20,014	$(1,111)	$18,903

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended June 30, 2020
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Classifieds)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,865	$(197)	$2,668	$—		$2,668
Cost of net revenues	598	(25)	573	(12)	(a)(b)	561
Gross profit	2,267	(172)	2,095	12		2,107
Operating expenses:
Sales and marketing	716	(61)	655	(20)	(a)	635
Product development	308	(39)	269	(43)	(a)	226
General and administrative	320	(35)	285	(69)	(a)(d)	216
Provision for transaction losses	93	(4)	89	—		89
Amortization of acquired intangible assets	9	(2)	7	(7)	(b)	—
Total operating expenses	1,446	(141)	1,305	(139)		1,166
Income from operations	821	(31)	790	151		941
Interest and other, net	182	(1)	181	(253)	(e)(f)	(72)
Income from continuing operations before income taxes	1,003	(32)	971	(102)		869
Income tax provision	(263)	1	(262)	119	(c)	(143)
Income from continuing operations	$740	$(31)	$709	$17		$726
Income from discontinued operations, net of income taxes	6	31	37	(37)	(g)	—
Net income	$746	$—	$746	$(20)		$726

Income per share - basic:
Continuing operations	$1.05		$1.01			$1.03
Discontinued operations	0.01		0.05			—
Net income per share - basic	$1.06		$1.06			$1.03

Income per share - diluted:
Continuing operations	$1.04		$1.00			$1.02
Discontinued operations	0.01		0.05			—
Net income per share - diluted	$1.05		$1.05			$1.02

Weighted average shares:
Basic	703		703			703
Diluted	711		711			711

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Gains or losses on investments
(f) Change in fair market value of warrant
(g) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended June 30, 2020
(in millions)

	Previously Reported	Discontinued Operations (Classifieds)	eBay

Cash flows from operating activities:
Net income	$746	$—	$746
(Income) loss from discontinued operations, net of income taxes	(6)	(31)	(37)
Adjustments:
Provision for transaction losses	93	(4)	89
Depreciation and amortization	172	(5)	167
Stock-based compensation	116	(10)	106
(Gain) loss on investments, net	40	—	40
Deferred income taxes	52	(2)	50
Change in fair value of warrant	(293)	—	(293)
Changes in assets and liabilities, net of acquisition effects	44	21	65
Net cash provided by continuing operating activities	964	—	933
Net cash provided by discontinued operating activities	—	(31)	31
Net cash provided by operating activities	964	—	964
Cash flows from investing activities:
Purchases of property and equipment	(98)	1	(97)
Purchases of investments	(10,968)	—	(10,968)
Maturities and sales of investments	10,471	—	10,471
Acquisitions, net of cash acquired	(42)	42	—
Other	0	—	—
Net cash used in continuing investing activities	(637)	—	(594)
Net cash used in discontinued investing activities	—	43	(43)
Net cash used in investing activities	(637)	—	(637)
Cash flows from financing activities:
Proceeds from issuance of common stock	45	—	45
Repurchases of common stock	(33)	—	(33)
Payments for taxes related to net share settlements of restricted stock units and awards	(43)	—	(43)
Payments for dividends	(112)	—	(112)
Proceeds from issuance of long-term debt, net	771		771
Repayment of debt	(839)	—	(839)
Other	2	—	2
Net cash used in financing activities	(209)	—	(209)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	8		8
Net increase (decrease) in cash, cash equivalents and restricted cash	126		126
Cash, cash equivalents and restricted cash at beginning of period	899		899
Cash, cash equivalents and restricted cash at end of period	$1,025		$1,025
Less: Cash and cash equivalents of held for sale business	$—		$18
Cash and cash equivalents of continuing operations at end of period	$—		$1,007

Supplemental cash flow disclosures:
Cash paid for:
Interest	$48	$—	$48
Interest on finance lease obligations	$(2)	$—	$(2)
Income taxes	$50	$(8)	$42

eBay Inc.
Unaudited Consolidated Balance Sheet
As of March 31, 2020
(in millions, except par value)

	Previously Reported	Discontinued Operations (Classifieds)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$880	$(16)	$864
Short-term investments	3,550	—	3,550
Accounts receivable, net	635	(118)	517
Other current assets	1,183	(43)	1,140
Total current assets	6,248	(177)	6,071
Long-term investments	1,077	(30)	1,047
Property and equipment, net	1,409	(22)	1,387
Goodwill	4,850	(391)	4,459
Intangible assets, net	50	(19)	31
Operating lease right-of-use assets	598	(21)	577
Deferred tax assets	4,287	(382)	3,905
Other assets	410	—	410
Total assets	$18,929	$(1,042)	$17,887
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,015	$—	$1,015
Accounts payable	268	(24)	244
Accrued expenses and other current liabilities	2,175	(90)	2,085
Deferred revenue	108	(6)	102
Income taxes payable	1,107	(39)	1,068
Total current liabilities	4,673	(159)	4,514
Operating lease liabilities	456	(14)	442
Deferred tax liabilities	2,619	(284)	2,335
Long-term debt	7,724	—	7,724
Other liabilities	1,342	(3)	1,339
Total liabilities	16,814	(460)	16,354

Total stockholders' equity	2,115	(582)	1,533
Total liabilities and stockholders' equity	$18,929	$(1,042)	$17,887

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended March 31, 2020
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Classifieds)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,374	$(245)	$2,129	$—		$2,129
Cost of net revenues	526	(24)	502	(11)	(a)(b)	491
Gross profit	1,848	(221)	1,627	11		1,638
Operating expenses:
Sales and marketing	607	(87)	520	(16)	(a)	504
Product development	267	(35)	232	(36)	(a)	196
General and administrative	234	(27)	207	(38)	(a)	169
Provision for transaction losses	102	(6)	96	—		96
Amortization of acquired intangible assets	9	(2)	7	(7)	(b)	—
Total operating expenses	1,219	(157)	1,062	(97)		965
Income from operations	629	(64)	565	108		673
Interest and other, net	2	(1)	1	(49)	(d)(e)	(48)
Income from continuing operations before income taxes	631	(65)	566	59		625
Income tax provision	(146)	11	(135)	32	(c)	(103)
Income from continuing operations	$485	$(54)	$431	$91		$522
Income from discontinued operations, net of income taxes	2,927	54	2,981	(2,981)	(f)	—
Net income	$3,412	$—	$3,412	$(2,890)		$522

Income per share - basic:
Continuing operations	$0.64		$0.57			$0.69
Discontinued operations	3.89		3.96			—
Net income per share - basic	$4.53		$4.53			$0.69

Income per share - diluted:
Continuing operations	$0.64		$0.57			$0.69
Discontinued operations	3.87		3.94			—
Net income per share - diluted	$4.51		$4.51			$0.69

Weighted average shares:
Basic	753		753			753
Diluted	757		757			757

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Gains or losses on investments
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended March 31, 2020
(in millions)

	Previously Reported	Discontinued Operations (Classifieds)	eBay

Cash flows from operating activities:
Net income	$3,412	$—	$3,412
(Income) loss from discontinued operations, net of income taxes	(2,927)	(54)	(2,981)
Adjustments:
Provision for transaction losses	102	(6)	96
Depreciation and amortization	147	(6)	141
Stock-based compensation	100	(8)	92
(Gain) loss on investments, net	(38)	—	(38)
Deferred income taxes	52	(3)	49
Change in fair value of warrant	(12)	—	(12)
Changes in assets and liabilities, net of acquisition effects	(134)	(11)	(145)
Net cash provided by continuing operating activities	702	—	614
Net cash provided by discontinued operating activities	(110)	(88)	(22)
Net cash provided by operating activities	592	—	592
Cash flows from investing activities:
Purchases of property and equipment	(98)	1	(97)
Purchases of investments	(10,705)	—	(10,705)
Maturities and sales of investments	9,195	—	9,195
Other	39	—	39
Net cash used in continuing investing activities	(1,569)	—	(1,568)
Net cash provided by discontinued investing activities	4,075	1	4,074
Net cash provided by investing activities	2,506	—	2,506
Cash flows from financing activities:
Proceeds from issuance of common stock	5	—	5
Repurchases of common stock	(3,997)	—	(3,997)
Payments for taxes related to net share settlements of restricted stock units and awards	(40)	—	(40)
Payments for dividends	(114)	—	(114)
Proceeds from issuance of long-term debt, net	994	—	994
Other	(9)	2	(7)
Net cash used in continuing financing activities	—	—	(3,159)
Net cash used in discontinued financing activities	—	2	(2)
Net cash used in financing activities	(3,161)	—	(3,161)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(34)		(34)
Net increase (decrease) in cash, cash equivalents and restricted cash	(97)		(97)
Cash, cash equivalents and restricted cash at beginning of period	996		996
Cash, cash equivalents and restricted cash at end of period	$899		$899
Less: Cash and cash equivalents of held for sale business	$—		$16
Cash and cash equivalents of continuing operations at end of period	$—		$883

Supplemental cash flow disclosures:
Cash paid for:
Interest	$90	$—	$90
Interest on finance lease obligations	$3	$—	$3
Income taxes	$63	$(21)	$42

eBay Inc.
Unaudited Consolidated Balance Sheet
As of December 31, 2019
(in millions, except par value)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$975	$(74)	$901
Short-term investments	1,850	—	1,850
Accounts receivable, net	700	(145)	555
Other current assets	1,181	(117)	1,064
Total current assets	4,706	(336)	4,370
Long-term investments	1,316	(41)	1,275
Property and equipment, net	1,510	(50)	1,460
Goodwill	5,153	(620)	4,533
Intangible assets, net	67	(28)	39
Operating lease right-of-use assets	628	(45)	583
Deferred tax assets	4,377	(397)	3,980
Other assets	417	(3)	414
Total assets	$18,174	$(1,520)	$16,654
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,022	$(2)	$1,020
Accounts payable	270	(41)	229
Accrued expenses and other current liabilities	2,404	(307)	2,097
Deferred revenue	158	(29)	129
Income taxes payable	212	(43)	169
Total current liabilities	4,066	(422)	3,644
Operating lease liabilities	492	(31)	461
Deferred tax liabilities	2,646	(291)	2,355
Long-term debt	6,738	—	6,738
Other liabilities	1,362	(9)	1,353
Total liabilities	15,304	(753)	14,551

Total stockholders' equity	2,870	(767)	2,103
Total liabilities and stockholders' equity	$18,174	$(1,520)	$16,654

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended December 31, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,821	$(585)	$2,236	$—		$2,236
Cost of net revenues	650	(94)	556	(12)	(a)(b)	544
Gross profit	2,171	(491)	1,680	12		1,692
Operating expenses:
Sales and marketing	829	(192)	637	(20)	(a)(d)	617
Product development	308	(67)	241	(42)	(a)(d)	199
General and administrative	323	(74)	249	(64)	(a)(d)	185
Provision for transaction losses	81	(13)	68	—		68
Amortization of acquired intangible assets	11	(4)	7	(7)	(b)	—
Total operating expenses	1,552	(350)	1,202	(133)		1,069
Income from operations	619	(141)	478	145		623
Interest and other, net	15	1	16	(77)	(e)	(61)
Income from continuing operations before income taxes	634	(140)	494	68		562
Income tax provision	(76)	51	(25)	(2)	(c)	(27)
Income from continuing operations	558	(89)	469	66		535
Income (loss) from discontinued operations, net of income taxes	(2)	89	87	(87)	(f)	—
Net income	$556	$—	$556	$(21)		$535

Income per share - basic:
Continuing operations	$0.69		$0.58			$0.66
Discontinued operations	—		0.11			—
Net income per share - basic	$0.69		$0.69			$0.66

Income per share - diluted:
Continuing operations	$0.69		$0.58			$0.66
Discontinued operations	—		0.11			—
Net income per share - diluted	$0.69		$0.69			$0.66

Weighted average shares:
Basic	807		807			807
Diluted	812		812			812

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended December 31, 2019
(in millions)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay

Cash flows from operating activities:
Net income	$556	$—	$556
(Income) loss from discontinued operations, net of income taxes	2	(89)	(87)
Adjustments:
Provision for transaction losses	81	(13)	68
Depreciation and amortization	167	(12)	155
Stock-based compensation	129	(19)	110
(Gain) loss on investments, net	(1)	—	(1)
Deferred income taxes	34	(17)	17
Change in fair value of warrant	(77)	—	(77)
Changes in assets and liabilities, net of acquisition effects	(80)	33	(47)
Net cash provided by continuing operating activities	—	—	694
Net cash provided by discontinued operating activities	—	(117)	117
Net cash provided by operating activities	811	—	811
Cash flows from investing activities:
Purchases of property and equipment	(139)	10	(129)
Purchases of investments	(9,576)	—	(9,576)
Maturities and sales of investments	10,065	—	10,065
Other	8	—	8
Net cash provided by continuing investing activities	—	—	368
Net cash used in discontinued investing activities	—	10	(10)
Net cash provided by investing activities	358	—	358
Cash flows from financing activities:
Proceeds from issuance of common stock	47	—	47
Repurchases of common stock	(1,002)	—	(1,002)
Payments for taxes related to net share settlements of restricted stock units and awards	(40)	—	(40)
Payments for dividends	(113)	—	(113)
Other	—	(2)	(2)
Net cash used in continuing financing activities	—	—	(1,110)
Net cash used in discontinued financing activities	—	(2)	2
Net cash used in financing activities	(1,108)	—	(1,108)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	26		26
Net increase (decrease) in cash, cash equivalents and restricted cash	87		87
Cash, cash equivalents and restricted cash at beginning of period	909		909
Cash, cash equivalents and restricted cash at end of period	996		996
Less: Cash and cash equivalents of held for sale business	$—		$22
Less: Cash and cash equivalents of discontinued operations	$—		$52
Cash and cash equivalents of continuing operations at end of period	$—		$922

Supplemental cash flow disclosures:
Cash paid for:
Interest	$44	$—	$44
Income taxes	$110	$(28)	$82

eBay Inc.
Unaudited Consolidated Balance Sheet
As of September 30, 2019
(in millions, except par value)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$897	$(64)	$833
Short-term investments	2,189	—	2,189
Accounts receivable, net	714	(134)	580
Other current assets	1,409	(171)	1,238
Total current assets	5,209	(369)	4,840
Long-term investments	1,446	(40)	1,406
Property and equipment, net	1,516	(48)	1,468
Goodwill	5,097	(610)	4,487
Intangible assets, net	79	(31)	48
Operating lease right-of-use assets	634	(45)	589
Deferred tax assets	4,374	(376)	3,998
Other assets	359	(4)	355
Total assets	$18,714	$(1,523)	$17,191
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$518	$—	$518
Accounts payable	296	(61)	235
Accrued expenses and other current liabilities	2,507	(356)	2,151
Deferred revenue	169	(32)	137
Income taxes payable	195	(38)	157
Total current liabilities	3,685	(487)	3,198
Operating lease liabilities	497	(30)	467
Deferred tax liabilities	2,620	(281)	2,339
Long-term debt	7,235	—	7,235
Other liabilities	1,407	(8)	1,399
Total liabilities	15,444	(806)	14,638

Total stockholders' equity	3,270	(717)	2,553
Total liabilities and stockholders' equity	$18,714	$(1,523)	$17,191

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended September 30, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,649	$(566)	$2,083	$—		$2,083
Cost of net revenues	627	(97)	530	(11)	(a)(b)	519
Gross profit	2,022	(469)	1,553	11		1,564
Operating expenses:
Sales and marketing	806	(229)	577	(20)	(a)	557
Product development	313	(70)	243	(41)	(a)	202
General and administrative	283	(33)	250	(70)	(a)(d)	180
Provision for transaction losses	76	(8)	68	—		68
Amortization of acquired intangible assets	12	(5)	7	(7)	(b)	—
Total operating expenses	1,490	(345)	1,145	(138)		1,007
Income from operations	532	(124)	408	149		557
Interest and other, net	(142)	—	(142)	101	(e)(d)	(41)
Income from continuing operations before income taxes	390	(124)	266	250		516
Income tax provision	(80)	24	(56)	(25)	(c)	(81)
Income from continuing operations	310	(100)	210	225		435
Income from discontinued operations, net of income taxes	—	100	100	(100)	(f)	—
Net income	$310	$—	$310	$125		$435

Income per share - basic:
Continuing operations	$0.37		$0.25			$0.53
Discontinued operations	—		0.12			—
Net income per share - basic	$0.37		$0.37			$0.53

Income per share - diluted:
Continuing operations	$0.37		$0.25			$0.52
Discontinued operations	—		0.12			—
Net income per share - diluted	$0.37		$0.37			$0.52

Weighted average shares:
Basic	830		830			830
Diluted	837		837			837

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended September 30, 2019
(in millions)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay

Cash flows from operating activities:
Net income	$310	$—	$310
Income from discontinued operations, net of income taxes	—	(100)	(100)
Adjustments:
Provision for transaction losses	76	(8)	68
Depreciation and amortization	170	(11)	159
Stock-based compensation	116	(19)	97
(Gain) loss on sale of business	52	—	52
Deferred income taxes	12	(13)	(1)
Change in fair value of warrant	49	—	49
Changes in assets and liabilities, net of acquisition effects	224	(57)	167
Net cash provided by continuing operating activities	—	—	801
Net cash provided by discontinued operating activities	—	(208)	208
Net cash provided by operating activities	1,009	—	1,009
Cash flows from investing activities:
Purchases of property and equipment	(96)	4	(92)
Purchases of investments	(13,223)	—	(13,223)
Maturities and sales of investments	14,656	—	14,656
Equity investment in Paytm Mall	(160)	—	(160)
Other	(34)	—	(34)
Net cash provided by continuing investing activities	—	—	1,147
Net cash used in discontinued investing activities	—	4	(4)
Net cash provided by investing activities	1,143	—	1,143
Cash flows from financing activities:
Proceeds from issuance of common stock	4	—	4
Repurchases of common stock	(1,022)	—	(1,022)
Payments for taxes related to net share settlements of restricted stock units and awards	(43)	—	(43)
Payments for dividends	(115)	—	(115)
Repayment of debt	(1,550)	—	(1,550)
Other	1	—	1
Net cash used in financing activities	(2,725)	—	(2,725)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(39)	—	(39)
Net increase (decrease) in cash, cash equivalents and restricted cash	(612)		(612)
Cash, cash equivalents and restricted cash at beginning of period	1,521		1,521
Cash, cash equivalents and restricted cash at end of period	$909		$909
Less: Cash and cash equivalents of held for sale business	$—		$41
Less: Cash and cash equivalents of discontinued operations	$—		$23
Cash and cash equivalents of continuing operations at end of period	$—		$845

Supplemental cash flow disclosures:
Cash paid for:
Interest	$106	$—	$106
Interest on finance lease obligations	$1	$—	$1
Income taxes	$2	$(2)	$—

eBay Inc.
Unaudited Consolidated Balance Sheet
As of June 30, 2019
(in millions, except par value)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$1,508	$(59)	$1,449
Short-term investments	2,969	—	2,969
Accounts receivable, net	797	(148)	649
Other current assets	1,570	(191)	1,379
Total current assets	6,844	(398)	6,446
Long-term investments	1,936	(42)	1,894
Property and equipment, net	1,573	(52)	1,521
Goodwill	5,185	(629)	4,556
Intangible assets, net	94	(37)	57
Operating lease right-of-use assets	670	(51)	619
Deferred tax assets	4,468	(398)	4,070
Other assets	399	(4)	395
Total assets	$21,169	$(1,611)	$19,558
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$2,063	$—	$2,063
Accounts payable	303	(42)	261
Accrued expenses and other current liabilities	2,515	(344)	2,171
Deferred revenue	178	(36)	142
Income taxes payable	150	(37)	113
Total current liabilities	5,209	(459)	4,750
Operating lease liabilities	519	(34)	485
Deferred tax liabilities	2,684	(278)	2,406
Long-term debt	7,243	—	7,243
Other liabilities	1,408	(8)	1,400
Total liabilities	17,063	(779)	16,284

Total stockholders' equity	4,106	(832)	3,274
Total liabilities and stockholders' equity	$21,169	$(1,611)	$19,558

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended June 30, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,687	$(531)	$2,156	$—		$2,156
Cost of net revenues	630	(98)	532	(13)	(a)(b)	519
Gross profit	2,057	(433)	1,624	13		1,637
Operating expenses:
Sales and marketing	817	(222)	595	(19)	(a)	576
Product development	322	(66)	256	(47)	(a)	209
General and administrative	274	(34)	240	(50)	(a)(d)	190
Provision for transaction losses	71	(9)	62	—		62
Amortization of acquired intangible assets	12	(5)	7	(7)	(b)	—
Total operating expenses	1,496	(336)	1,160	(123)		1,037
Income from operations	561	(97)	464	136		600
Interest and other, net	(51)	1	(50)	8	(e)	(42)
Income from continuing operations before income taxes	510	(96)	414	144		558
Income tax provision	(107)	70	(37)	(53)	(c)	(90)
Income from continuing operations	$403	$(26)	$377	$91		$468
Income (loss) from discontinued operations, net of income taxes	(1)	26	25	(25)	(f)	—
Net income	$402	$—	$402	$66		$468

Income per share - basic:
Continuing operations	$0.47		$0.44			$0.54
Discontinued operations	—		0.03			—
Net income per share - basic	$0.47		$0.47			$0.54

Income per share - diluted:
Continuing operations	$0.46		$0.43			$0.54
Discontinued operations	—		0.03			—
Net income per share - diluted	$0.46		$0.46			$0.54

Weighted average shares:
Basic	860		860			860
Diluted	867		867			867

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended June 30, 2019
(in millions)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay

Cash flows from operating activities:
Net income	$402	$—	$402
(Income) loss from discontinued operations, net of income taxes	1	(26)	(25)
Adjustments:
Provision for transaction losses	71	(9)	62
Depreciation and amortization	175	(14)	161
Stock-based compensation	139	(19)	120
Deferred income taxes	35	(72)	(37)
Change in fair value of warrant	8	—	8
Changes in assets and liabilities, net of acquisition effects	(87)	(14)	(101)
Net cash provided by continuing operating activities	—	—	590
Net cash provided by discontinued operating activities	—	(154)	154
Net cash provided by operating activities	744	—	744
Cash flows from investing activities:
Purchases of property and equipment	(137)	8	(129)
Purchases of investments	(12,252)	—	(12,252)
Maturities and sales of investments	13,080	—	13,080
Other	37	—	37
Net cash provided by continuing investing activities	—	—	736
Net cash used in discontinued investing activities	—	8	(8)
Net cash provided by investing activities	728	—	728
Cash flows from financing activities:
Proceeds from issuance of common stock	50	—	50
Repurchases of common stock	(1,518)	—	(1,518)
Payments for taxes related to net share settlements of restricted stock units and awards	(65)	—	(65)
Payments for dividends	(120)	—	(120)
Net cash used in financing activities	(1,653)	—	(1,653)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(10)		(10)
Net increase (decrease) in cash, cash equivalents and restricted cash	(191)		(191)
Cash, cash equivalents and restricted cash at beginning of period	1,712		1,712
Cash, cash equivalents and restricted cash at end of period	$1,521		$1,521
Less: Cash and cash equivalents of held for sale business	$—		$39
Less: Cash and cash equivalents of discontinued operations	$—		$20
Cash and cash equivalents of continuing operations at end of period	$—		$1,462

Supplemental cash flow disclosures:
Cash paid for:
Interest	$47	$—	$47
Income taxes	$128	$(8)	$120

eBay Inc.
Unaudited Consolidated Balance Sheet
As of March 31, 2019
(in millions, except par value)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$1,695	$(75)	$1,620
Short-term investments	2,746	—	2,746
Accounts receivable, net	716	(136)	580
Other current assets	1,508	(206)	1,302
Total current assets	6,665	(417)	6,248
Long-term investments	2,969	(42)	2,927
Property and equipment, net	1,582	(53)	1,529
Goodwill	5,208	(626)	4,582
Intangible assets, net	108	(43)	65
Operating lease right-of-use assets	696	(53)	643
Deferred tax assets	4,710	(593)	4,117
Other assets	391	(4)	387
Total assets	$22,329	$(1,831)	$20,498
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,550	$—	$1,550
Accounts payable	251	(29)	222
Accrued expenses and other current liabilities	2,418	(347)	2,071
Deferred revenue	174	(32)	142
Income taxes payable	107	(30)	77
Total current liabilities	4,500	(438)	4,062
Operating lease liabilities	547	(37)	510
Deferred tax liabilities	2,893	(416)	2,477
Long-term debt	7,700	—	7,700
Other liabilities	1,486	(8)	1,478
Total liabilities	17,126	(899)	16,227

Total stockholders' equity	5,203	(932)	4,271
Total liabilities and stockholders' equity	$22,329	$(1,831)	$20,498

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended March 31, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,643	$(482)	$2,161	$—		$2,161
Cost of net revenues	601	(83)	518	(13)	(a)(b)	505
Gross profit	2,042	(399)	1,643	13		1,656
Operating expenses:
Sales and marketing	742	(183)	559	(18)	(a)	541
Product development	297	(61)	236	(39)	(a)	197
General and administrative	309	(43)	266	(77)	(a)(d)	189
Provision for transaction losses	72	(8)	64	—		64
Amortization of acquired intangible assets	13	(6)	7	(7)	(b)	—
Total operating expenses	1,433	(301)	1,132	(141)		991
Income from operations	609	(98)	511	154		665
Interest and other, net	64	—	64	(113)	(e)	(49)
Income from continuing operations before income taxes	673	(98)	575	41		616
Income tax provision	(152)	37	(115)	17	(c)	(98)
Income from continuing operations	$521	$(61)	$460	$58		$518
Income (loss) from discontinued operations, net of income taxes	(3)	61	58	(58)	(f)	—
Net income	$518	$—	$518	$—		$518

Income per share - basic:
Continuing operations	$0.58		$0.51			$0.58
Discontinued operations	—		0.07			—
Net income per share - basic	$0.58		$0.58			$0.58

Income per share - diluted:
Continuing operations	$0.57		$0.51			$0.57
Discontinued operations	—		0.06			—
Net income per share - diluted	$0.57		$0.57			$0.57

Weighted average shares:
Basic	900		900			900
Diluted	908		908			908

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Consolidated Statement of Cash Flows
Three Months Ended March 31, 2019
(in millions)

	Previously Reported	Discontinued Operations (StubHub and Classifieds)	eBay

Cash flows from operating activities:
Net income	$518	$—	$518
(Income) loss from discontinued operations, net of income taxes	3	(61)	(58)
Adjustments:
Provision for transaction losses	72	(8)	64
Depreciation and amortization	169	(15)	154
Stock-based compensation	121	(17)	104
(Gain) loss on investments, net	1	—	1
Deferred income taxes	36	(20)	16
Change in fair value of warrant	(113)	—	(113)
Changes in assets and liabilities, net of acquisition effects	(257)	69	(188)
Net cash provided by continuing operating activities	—	—	498
Net cash used in discontinued operating activities	—	(52)	52
Net cash provided by operating activities	550	—	550
Cash flows from investing activities:
Purchases of property and equipment	(182)	9	(173)
Purchases of investments	(11,926)	11	(11,915)
Maturities and sales of investments	12,747	—	12,747
Acquisitions, net of cash acquired	(93)	93	—
Other	12	—	12
Net cash provided by continuing investing activities	—	—	671
Net cash used in discontinued investing activities	—	113	(113)
Net cash provided by investing activities	558	—	558
Cash flows from financing activities:
Proceeds from issuance of common stock	5	—	5
Repurchases of common stock	(1,431)	—	(1,431)
Payments for taxes related to net share settlements of restricted stock units and awards	(54)	—	(54)
Payments for dividends	(125)	—	(125)
Net cash used in financing activities	(1,605)	—	(1,605)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(10)		(10)
Net increase (decrease) in cash, cash equivalents and restricted cash	(507)		(507)
Cash, cash equivalents and restricted cash at beginning of period	2,219		2,219
Cash, cash equivalents and restricted cash at end of period	$1,712		$1,712
Less: Cash and cash equivalents of held for sale business	$—		$44
Less: Cash and cash equivalents of discontinued operations	$—		$31
Cash and cash equivalents of continuing operations at end of period	$—		$1,637

Supplemental cash flow disclosures:
Cash paid for:
Interest	$107	$—	$107
Income taxes	$93	$(25)	$68